EXHIBIT NO. 99


                                   WFMBS 05-4
                        Whole Loan 30YR Jumbo Fixed-Rate



Deal Size                                                  $300mm approx.

WAM                                                      358 +/- 2 months

GWAC                                                        5.89% +/-5bps

California                                                  49.0% approx.

SF / PUD                                                    91.0% approx.

WA FICO                                                       739 approx.

WA LTV                                                      68.0% approx.

Average Loan Balance                                        $518k approx.

Doc Type                          Full Doc                  60.0% approx.

AAA Ratings                                   2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                               2.65% approx.

Pricing Speed                                                    300% PSA

Settlement Date                                                  03/30/05



                            All numbers approximate.
                    All tranches subject to 5% size variance.
                                10% Cleanup Call


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

Loan Purpose:     No Cash-Out Refi        56.1% approx.                      56.0000%        56.5100%
                  Purchase                25.7% approx.                      26.0200%        24.4600%
                  Other                   18.2% approx.                      17.9700%        19.0300%

Doc. Type         Full/Alt                96.2% approx.                      97.1400%        92.1500%
                  Other                    3.8% approx.                      2.8500%          7.8500%

Property Type     SF/PUD                  93.8% approx.                      95.2700%        87.9800%
                  Other                    6.2% approx.                      4.7300%         12.0200%

Occupancy         Primary                 96.8% approx.                      97.0300%        95.6000%
                  Secondary                2.5% approx.                      2.4100%          3.0600%
                  Investor                 0.7% approx.                      0.5600%          1.3400%


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

wfm05004Doug - Stack Price/Yield

Settle                                       3/30/2005
First Payment                                4/25/2005

                                      100PSA           125PSA           200PSA            350PSA           500PSA          1000PSA
----------------------------------------------------------------------------------------------------------------------------------
                        A3
Price                             100.250000       100.250000       100.250000        100.250000       100.250000       100.250000
                     Yield           4.90309          4.88428          4.88428           4.88428          4.85520          4.76051
                       WAL           4.57730          3.98994          3.98994           3.98994          3.31239          2.15737
                  Mod Durn             3.900            3.463            3.463             3.463            2.952            1.994
             Mod Convexity             0.224            0.176            0.176             0.176            0.121            0.054
          Principal Window     Apr05 - Mar14    Apr05 - Dec12    Apr05 - Dec12     Apr05 - Dec12    Apr05 - Oct10    Apr05 - Apr08
             Maturity #mos               108               93               93                93               67               37
                        A4
Price                              96.000000        96.000000        96.000000         96.000000        96.000000        96.000000
                     Yield           5.51515          5.54298          5.54298           5.54298          5.70055          6.22101
                       WAL          10.74465          9.98985          9.98985           9.98985          7.04553          3.58956
                  Mod Durn             8.029            7.572            7.572             7.572            5.735            3.181
             Mod Convexity             0.807            0.721            0.721             0.721            0.403            0.124
          Principal Window     Mar14 - Dec18    Dec12 - Dec18    Dec12 - Dec18     Dec12 - Dec18    Oct10 - Oct14    Apr08 - Jul09
             Maturity #mos               165              165              165               165              115               52
                        A5
Price                              94.125000        94.125000        94.125000         94.125000        94.125000        94.125000
                     Yield           5.56783          5.56783          5.56783           5.56783          5.70527          6.43518
                       WAL          17.14739         17.14739         17.14739          17.14739         12.10650          4.76872
                  Mod Durn            10.942           10.942           10.942            10.942            8.653            4.096
             Mod Convexity             1.625            1.625            1.625             1.625            0.970            0.202
          Principal Window     Dec18 - Feb35    Dec18 - Feb35    Dec18 - Feb35     Dec18 - Feb35    Oct14 - Feb35    Jul09 - Aug10
             Maturity #mos               359              359              359               359              359               65
                 LIBOR_1MO              2.77             2.77             2.77              2.77             2.77             2.77
                    Prepay           100 PSA          125 PSA          200 PSA           350 PSA          500 PSA         1000 PSA
       Optional Redemption           Call (N)         Call (N)         Call (N)          Call (N)         Call (N)         Call (N)


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

wfm05004Doug - Price/Yield - A1

Balance  $38,026,000.00      Delay            0                Index           LIBOR_1MO       WAC(1)    5.9        WAM(1)    359
Coupon   3.07                Dated            3/25/2005        Mult / Margin   1.0 / 0.3       NET(1)    5.5        WALA(1)     1
Settle   3/30/2005           First Payment    4/25/2005        Cap / Floor     7.5 / 0.3


Price = 99.968750            100PSA             125PSA            200PSA             350PSA              500PSA           1000PSA
                              Yield              Yield             Yield              Yield               Yield             Yield
----------------------------------------------------------------------------------------------------------------------------------
      LIBOR_1MO=.77         1.09968            1.10231           1.10231            1.10231             1.11090           1.13906
     LIBOR_1MO=1.77         2.09589            2.09748           2.09748            2.09748             2.10252           2.11913
     LIBOR_1MO=2.77         3.09521            3.09572           3.09572            3.09572             3.09726           3.10241
     LIBOR_1MO=3.77         4.09764            4.09701           4.09701            4.09701             4.09514           4.08889
     LIBOR_1MO=4.77         5.10316            5.10135           5.10135            5.10135             5.09614           5.07859
      LIBOR_1MO=7.5         7.55935            7.55455           7.55455            7.55455             7.54156           7.49689
                WAL         6.58054            5.98944           5.98944            5.98944             4.58961           2.60578

             Prepay         100 PSA            125 PSA           200 PSA            350 PSA             500 PSA          1000 PSA
Optional Redemption        Call (N)           Call (N)          Call (N)           Call (N)            Call (N)          Call (N)


                      Yield Curve Mat 2YR 3YR 5YR 10YR 30YR
                        Yld 3.345 3.491 3.704 4.096 4.484


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC. C.

wfm05004Doug - Price/Yield - A2

Balance  $38,026,000.00      Delay            0                Index           LIBOR_1MO       WAC(1)    5.89       WAM(1)    359
Coupon   4.43                Dated            3/25/2005        Mult / Margin   -0.13889        NET(1)     5.5       WALA(1)     1
Settle   3/30/2005           First Payment    4/25/2005        Cap / Floor     7.2 / 0.


Price = 9.750000                100PSA             125PSA            200PSA             350PSA             500PSA           1000PSA
                                 Yield              Yield             Yield              Yield              Yield             Yield
-----------------------------------------------------------------------------------------------------------------------------------
      LIBOR_1MO=.77           64.52650           62.63085          62.63085           62.63085           60.28783          43.71246
     LIBOR_1MO=1.77           51.69377           49.69009          49.69009           49.69009           46.72649          28.04974
     LIBOR_1MO=2.77           39.00748           36.88513          36.88513           36.88513           33.11988          11.90305
     LIBOR_1MO=3.77           26.34742           24.11772          24.11772           24.11772           19.31214          -5.09988
     LIBOR_1MO=4.77           13.45940           11.20141          11.20141           11.20141            5.04548         -23.67841
      LIBOR_1MO=7.2                 NA                 NA                NA                 NA                 NA                NA
                WAL            6.58054            5.98944           5.98944            5.98944            4.58961           2.60578

             Prepay            100 PSA            125 PSA           200 PSA            350 PSA            500 PSA          1000 PSA
Optional Redemption           Call (N)           Call (N)          Call (N)           Call (N)           Call (N)          Call (N)


                      Yield Curve Mat 2YR 3YR 5YR 10YR 30YR
                        Yld 3.345 3.491 3.704 4.096 4.484


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

wfm05004Doug - Price/Yield - A6

Balance  $49,491,200.00      Delay            0               Index            LIBOR_1MO       WAC(1)    5.89      WAM(1)      359
Coupon   3.37                Dated            3/25/2005       Mult / Margin    1. / 0.6        NET(1)     5.5      WALA(1)       1
Settle   3/30/2005           First Payment    4/25/2005       Cap / Floor      7.5 / 0.6


Price = 100.062500          6CPR            8CPR           10CPR          20CPR         25CPR        30CPR        40CPR        50CPR
                             Yield          Yield          Yield          Yield         Yield        Yield        Yield        Yield
------------------------------------------------------------------------------------------------------------------------------------
      LIBOR_1MO=.77        1.37935        1.37986        1.38060        1.42577       1.44812      1.46911      1.51280      1.56132
     LIBOR_1MO=1.77        2.38226        2.38231        2.38238        2.38641       2.38840      2.39027      2.39417      2.39851
     LIBOR_1MO=2.77        3.38845        3.38801        3.38732        3.35008       3.33163      3.31428      3.27815      3.23804
     LIBOR_1MO=3.77        4.39788        4.39691        4.39539        4.31680       4.27781      4.24113      4.16474      4.07994
     LIBOR_1MO=4.77        5.41048        5.40896        5.40653        5.28657       5.22695      5.17083      5.05393      4.92419
      LIBOR_1MO=7.5        7.57771        7.57494        7.57032        7.36231       7.25847      7.16058      6.95664      6.73031
                WAL       15.88408       14.45021       12.81782        1.49799       1.04258      0.81121      0.55489      0.41079

             Prepay          6 CPR          8 CPR         10 CPR         20 CPR        25 CPR       30 CPR       40 CPR       50 CPR
Optional Redemption       Call (N)       Call (N)       Call (N)       Call (N)      Call (N)     Call (N)     Call (N)     Call (N)


                      Yield Curve Mat 2YR 3YR 5YR 10YR 30YR
                        Yld 3.345 3.491 3.704 4.096 4.484


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

wfm05004Doug - Price/Yield - A7

Balance  $12,429,040.00      Delay            0                Index           LIBOR_1MO       WAC(1)    5.89       WAM(1)    359
Coupon   12.8615             Dated            3/25/2005        Mult / Margin   -0.16666667     NET(1)     5.5       WALA(1)     1
Settle   3/30/2005           First Payment    4/25/2005        Cap / Floor     23.89140271 / 0


Price = 94.250000          6CPR            8CPR         10CPR         20CPR          25CPR        30CPR          40CPR        50CPR
                           Yield          Yield         Yield         Yield          Yield        Yield          Yield        Yield
------------------------------------------------------------------------------------------------------------------------------------
      LIBOR_1MO=.77     23.13526       23.18632      23.28752      26.51113       28.22470     29.87375       33.36501     37.31253
     LIBOR_1MO=1.77     18.64497       18.69752      18.79897      22.21758       24.00164     25.71329       29.33447     33.42941
     LIBOR_1MO=2.77     14.21795       14.27135      14.36992      17.97964       19.83226     21.60453       25.35161     29.58972
     LIBOR_1MO=3.77      9.86067        9.91363      10.00554      13.79724       15.71639     17.54725       21.41620     25.79322
     LIBOR_1MO=4.77      5.58096        5.63146       5.71265       9.67030       11.65385     13.54124       17.52799     22.03971
      LIBOR_1MO=6.9      0.43494        0.47903       0.54238       4.67013        6.72979      8.68383       12.80989     17.48150
        LIBOR_1MO=8      0.43494        0.47903       0.54238       4.67013        6.72979      8.68383       12.80989     17.48150
                WAL     15.88408       14.45021      12.81782       1.49799        1.04258      0.81121        0.55489      0.41079

             Prepay        6 CPR          8 CPR        10 CPR        20 CPR         25 CPR       30 CPR         40 CPR       50 CPR
Optional Redemption     Call (N)       Call (N)      Call (N)      Call (N)       Call (N)     Call (N)       Call (N)     Call (N)


                      Yield Curve Mat 2YR 3YR 5YR 10YR 30YR
                        Yld 3.345 3.491 3.704 4.096 4.484


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC. C.

wfm05004Doug - Price/Yield - A8

Balance  $5,567,760.00       Delay            0                Index           LIBOR_1MO       WAC(1)    5.89       WAM(1)    359
Coupon   8                   Dated            3/25/2005        Mult / Margin   -0.1449275      NET(1)     5.5       WALA(1)     1
Settle   3/30/2005           First Payment    4/25/2005        Cap / Floor     Aug-00


Price = 99.812500            6CPR          8CPR          10CPR         20CPR         25CPR        30CPR         40CPR         50CPR
                            Yield         Yield          Yield         Yield         Yield        Yield         Yield         Yield
------------------------------------------------------------------------------------------------------------------------------------
      LIBOR_1MO=.77       8.15719       8.15871        8.16126       8.27370       8.32995      8.38302       8.49372       8.61675
     LIBOR_1MO=1.77       8.15719       8.15871        8.16126       8.27370       8.32995      8.38302       8.49372       8.61675
     LIBOR_1MO=2.77       8.15719       8.15871        8.16126       8.27370       8.32995      8.38302       8.49372       8.61675
     LIBOR_1MO=3.77       8.15719       8.15871        8.16126       8.27370       8.32995      8.38302       8.49372       8.61675
     LIBOR_1MO=4.77       8.15719       8.15871        8.16126       8.27370       8.32995      8.38302       8.49372       8.61675
      LIBOR_1MO=6.9       0.04698       0.05165        0.05826       0.49870       0.71669      0.92140       1.34804       1.82247
        LIBOR_1MO=8       0.04698       0.05165        0.05826       0.49870       0.71669      0.92140       1.34804       1.82247
                WAL      15.88408      14.45021       12.81782       1.49799       1.04258      0.81121       0.55489       0.41079

             Prepay         6 CPR         8 CPR         10 CPR        20 CPR        25 CPR       30 CPR        40 CPR        50 CPR
Optional Redemption      Call (N)      Call (N)       Call (N)      Call (N)      Call (N)     Call (N)      Call (N)      Call (N)


                      Yield Curve Mat 2YR 3YR 5YR 10YR 30YR
                        Yld 3.345 3.491 3.704 4.096 4.484


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC. C.

wfm05004Doug - Price/Yield - A9

Balance  $19,943,000.00      Delay            0              Index             LIBOR_1MO       WAC(1)    5.89       WAM(1)    359
Coupon   4.02                Dated            3/25/2005      Mult / Margin     1.0 / 1.25      NET(1)     5.5       WALA(1)     1
Settle   3/30/2005           First Payment    4/25/2005      Cap / Floor       7 / 1.25


Price = 100.125000           6CPR           8CPR          10CPR        20CPR        25CPR         30CPR         40CPR         50CPR
                            Yield          Yield          Yield        Yield        Yield         Yield         Yield         Yield
------------------------------------------------------------------------------------------------------------------------------------
      LIBOR_1MO=.77       2.02939        2.02959        2.03098      2.06515      2.07567       2.08615       2.10949       2.13519
     LIBOR_1MO=1.77       3.03507        3.03413        3.02783      2.88832      2.84517       2.80217       2.70641       2.60103
     LIBOR_1MO=2.77       4.04385        4.04143        4.02590      3.71374      3.61663       3.51989       3.30450       3.06758
     LIBOR_1MO=3.77       5.05564        5.05140        5.02505      4.54141      4.39007       4.23933       3.90377       3.53483
     LIBOR_1MO=4.77       6.07035        6.06393        6.02519      5.37133      5.16547       4.96046       4.50421       4.00279
      LIBOR_1MO=7.0       7.06754        7.05862        7.00623      6.18684      5.92727       5.66884       5.09378       4.46207
                WAL      19.98482       16.45710        7.08230      0.37724      0.29280       0.23939       0.17022       0.12913

             Prepay         6 CPR          8 CPR         10 CPR       20 CPR       25 CPR        30 CPR        40 CPR        50 CPR
Optional Redemption       Call (N)       Call (N)       Call (N)     Call (N)     Call (N)      Call (N)      Call (N)      Call (N)


                      Yield Curve Mat 2YR 3YR 5YR 10YR 30YR
                        Yld 3.345 3.491 3.704 4.096 4.484


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

wfm05004Doug - Price/Yield - A10

Balance  $5,439,000.00       Delay            0                Index           LIBOR_1MO        WAC(1)    5.89     WAM(1)    359
Coupon   10.9267             Dated            3/25/2005        Mult / Margin   -0.17391304      NET(1)     5.5     WALA(1)     1
Settle   3/30/2005           First Payment    4/25/2005        Cap / Floor     21.08333333 / 0


Price = 89.000000           6CPR           8CPR        10CPR          20CPR         25CPR        30CPR         40CPR           50CPR
                           Yield         Yield        Yield          Yield         Yield        Yield         Yield           Yield
------------------------------------------------------------------------------------------------------------------------------------
      LIBOR_1MO=.77     21.83401      22.63460     26.59112       55.17364      66.19905     77.63989     105.16228       138.70592
     LIBOR_1MO=1.77     17.40146      18.08993     21.79773       51.30972      62.45723     74.03363     101.90645       135.93630
     LIBOR_1MO=2.77     13.03523      13.59248     16.92345       47.48568      58.75110     70.45910      98.67383       133.18151
     LIBOR_1MO=3.77      8.75546       9.16851     11.95493       43.70132      55.08051     66.91617      95.46434       130.44152
     LIBOR_1MO=4.77      4.58818       4.85965      6.93890       39.95647      51.44529     63.40470      92.27789       127.71629
     LIBOR_1MO=5.75      0.63601       0.79150      2.13911       36.32465      47.91693     59.99386      89.17744       125.05985
                WAL     19.98482      16.45710      7.08230        0.37724       0.29280      0.23939       0.17022         0.12913

             Prepay        6 CPR         8 CPR       10 CPR         20 CPR        25 CPR       30 CPR        40 CPR          50 CPR
Optional Redemption     Call (N)      Call (N)     Call (N)       Call (N)      Call (N)     Call (N)      Call (N)        Call (N)


                      Yield Curve Mat 2YR 3YR 5YR 10YR 30YR
                        Yld 3.345 3.491 3.704 4.096 4.484


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

wfm05004Doug - Price/Yield - A11


Balance   $8,000,000.00    Delay          24            WAC(1)   5.89          WAM(1)    359
Coupon    5.5              Dated          3/1/2005      NET(1)   5.5           WALA(1)     1
Settle    3/30/2005        First Payment  4/25/2005


Price                             6CPR              7CPR             7.5CPR             8CPR             10CPR
                                 Yield             Yield              Yield             Yield            Yield
--------------------------------------------------------------------------------------------------------------
          99.750000            5.55139           5.51938            5.13790           5.08511          4.91265

                WAL           19.83331           9.13688            0.28398           0.25223          0.18479
           Mod Durn              9.721             2.664              0.275             0.244            0.180
      Mod Convexity              2.665             0.699              0.002             0.002            0.001
   Principal Window      Apr05 - Feb35     Apr05 - Feb35      Apr05 - Nov05     Apr05 - Oct05    Apr05 - Jul05
      Maturity #mos                359               359                  8                 7                4

          LIBOR_1MO               2.77              2.77               2.77              2.77             2.77
             Prepay              6 CPR             7 CPR            7.5 CPR             8 CPR           10 CPR
Optional Redemption           Call (N)          Call (N)           Call (N)          Call (N)         Call (N)


Price                                 20CPR                25CPR
                                      Yield                Yield
----------------------------------------------------------------
          99.750000                 4.35408              4.11606

                WAL                 0.09898              0.08260
           Mod Durn                   0.097                0.081
      Mod Convexity                   0.001                0.000
   Principal Window           Apr05 - May05        Apr05 - May05
      Maturity #mos                       2                    2

          LIBOR_1MO                    2.77                 2.77
             Prepay                  20 CPR               25 CPR
Optional Redemption                Call (N)             Call (N)


                      Yield Curve Mat 2YR 3YR 5YR 10YR 30YR
                        Yld 3.345 3.491 3.704 4.096 4.484


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

wfm05004Doug - Stack Price/Yield

Settle                          3/30/2005
First Payment                   4/25/2005


                                                  100                     125                     200                     350
-----------------------------------------------------------------------------------------------------------------------------
                             A3
Price                                      100.250000              100.250000              100.250000              100.250000
                          Yield               4.90309                 4.88428                 4.88428                 4.88428
                            WAL               4.57730                 3.98994                 3.98994                 3.98994
                       Mod Durn                 3.900                   3.463                   3.463                   3.463
                  Mod Convexity                 0.224                   0.176                   0.176                   0.176
               Principal Window         Apr05 - Mar14           Apr05 - Dec12           Apr05 - Dec12           Apr05 - Dec12
                  Maturity #mos                   108                      93                      93                      93
                             A4
Price                                       96.000000               96.000000               96.000000               96.000000
                          Yield               5.51515                 5.54298                 5.54298                 5.54298
                            WAL              10.74465                 9.98985                 9.98985                 9.98985
                       Mod Durn                 8.029                   7.572                   7.572                   7.572
                  Mod Convexity                 0.807                   0.721                   0.721                   0.721
               Principal Window         Mar14 - Dec18           Dec12 - Dec18           Dec12 - Dec18           Dec12 - Dec18
                  Maturity #mos                   165                     165                     165                     165
                             A5
Price                                       94.125000               94.125000               94.125000               94.125000
                          Yield               5.56783                 5.56783                 5.56783                 5.56783
                            WAL              17.14739                17.14739                17.14739                17.14739
                       Mod Durn                10.942                  10.942                  10.942                  10.942
                  Mod Convexity                 1.625                   1.625                   1.625                   1.625
               Principal Window         Dec18 - Feb35           Dec18 - Feb35           Dec18 - Feb35           Dec18 - Feb35
                  Maturity #mos                   359                     359                     359                     359
                      LIBOR_1MO                  2.77                    2.77                    2.77                    2.77
                         Prepay               100 PSA                 125 PSA                 200 PSA                 350 PSA
            Optional Redemption               Call (N)                Call (N)                Call (N)                Call (N)


                                               500                 1000
-----------------------------------------------------------------------
                             A3
Price                                   100.250000           100.250000
                          Yield            4.85520              4.76051
                            WAL            3.31239              2.15737
                       Mod Durn              2.952                1.994
                  Mod Convexity              0.121                0.054
               Principal Window      Apr05 - Oct10        Apr05 - Apr08
                  Maturity #mos                 67                   37
                             A4
Price                                    96.000000            96.000000
                          Yield            5.70055              6.22101
                            WAL            7.04553              3.58956
                       Mod Durn              5.735                3.181
                  Mod Convexity              0.403                0.124
               Principal Window      Oct10 - Oct14        Apr08 - Jul09
                  Maturity #mos                115                   52
                             A5
Price                                    94.125000            94.125000
                          Yield            5.70527              6.43518
                            WAL           12.10650              4.76872
                       Mod Durn              8.653                4.096
                  Mod Convexity              0.970                0.202
               Principal Window      Oct14 - Feb35        Jul09 - Aug10
                  Maturity #mos                359                   65
                      LIBOR_1MO               2.77                 2.77
                         Prepay            500 PSA             1000 PSA
            Optional Redemption            Call (N)             Call (N)


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.